UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BLACKROCK MUNICIPAL INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BlackRock Advisors, LLC sent the following email to a shareholder of BlackRock Municipal Income Fund, Inc. on August 26, 2024:

Subject: MUI Shareholder Meeting

[Name],

BlackRock Municipal Income Fund, Inc. (MUI) is holding a special meeting on September 6th to consider and vote on the proposals discussed in the attached proxy statement.

We are requesting [Shareholder Name] to consider voting its shares in the best interest of shareholders for all matters on the proxy ballot.

Please let me know if you have any questions.

[Signature]